                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Lee R. Mitau, Andrew Cecere and Terrance
R. Dolan, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-4 of U.S. Bancorp, and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

                      SIGNATURE                                    TITLE                    DATE
                      ---------                                    -----                    ----
                                                       Chairman, President, Chief
/s/ JOHN F. GRUNDHOFER                                   Executive Officer and
-------------------------------------------              Director (principal          October 24, 2000
John F. Grundhofer                                       executive officer)

/s/ ANDREW CECERE                                      Chief Financial Officer
-------------------------------------------              (principal financial         October 24, 2000
Andrew Cecere                                            officer)

/s/ TERRANCE R. DOLAN                                  Senior Vice President and
-------------------------------------------              Controller (principal        October 24, 2000
Terrance R. Dolan                                        accounting officer)

/s/ LINDA L. AHLERS
-------------------------------------------                      Director             October 18, 2000
Linda L. Ahlers

/s/ HARRY L. BETTIS
-------------------------------------------                      Director             October 24, 2000
Harry L. Bettis

/s/ ARTHUR D. COLLINS, JR.
-------------------------------------------                      Director             October 20, 2000
Arthur D. Collins, Jr.

/s/ PETER H. COORS
-------------------------------------------                      Director             October 18, 2000
Peter H. Coors

/s/ ROBERT L. DRYDEN
-------------------------------------------                      Director             October 18, 2000
Robert L. Dryden

                      SIGNATURE                                    TITLE                    DATE
                      ---------                                    -----                    ----
/s/ JOSHUA GREEN III
-------------------------------------------                      Director             October 18, 2000
Joshua Green III

/s/ DELBERT W. JOHNSON
-------------------------------------------                      Director             October 24, 2000
Delbert W. Johnson

/s/ JOEL W. JOHNSON
-------------------------------------------                      Director             October 18, 2000
Joel W. Johnson

/s/ JERRY W. LEVIN
-------------------------------------------                      Director             October 18, 2000
Jerry W. Levin

/s/ LESTER POLLACK
-------------------------------------------                      Director             October 24, 2000
Lester Pollack

/s/ PAUL A. REDMOND
-------------------------------------------                      Director             October 24, 2000
Paul A. Redmond

/s/ RICHARD G. REITEN
-------------------------------------------                      Director             October 18, 2000
Richard G. Reiten

/s/ S. WALTER RICHEY
-------------------------------------------                      Director             October 24, 2000
S. Walter Richey

/s/ WARREN R. STALEY
-------------------------------------------                      Director             October 17, 2000
Warren R. Staley